                                                                  EXHIBIT (99)-2

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
C & L Bank of Blountstown
Blountstown, Florida

     We have audited the accompanying balance sheets of C & L Bank of Blountstown as of December 31, 1998, 1997 and 1996, and the related statements of income, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C & L Bank of Blountstown as of December 31, 1998, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                          Williams, Cox, Weidner and Cox

March 3, 1999

                           C & L BANK OF BLOUNTSTOWN

                                 BALANCE SHEETS
                        DECEMBER 31, 1998, 1997 AND 1996

                                                             1998          1997          1996
                                                          -----------   -----------   -----------
                                             ASSETS
Cash and Due from Banks.................................  $ 3,016,748   $ 2,620,794   $ 2,890,715
Interest-bearing Deposits with Banks....................           --        99,000        99,000
Federal Funds Sold......................................    8,028,000     5,894,000     1,279,000
Investment Securities Available-for-Sale................    8,126,148     6,889,393     5,702,431
Investment Securities Held to Maturity..................    5,193,598     6,024,569     6,268,263
Loans Receivable -- Net.................................   30,573,921    33,881,611    32,988,080
Bank Premises and Equipment -- Net......................      798,957       862,384       862,500
Accrued Interest Receivable.............................      456,994       476,755       560,154
Deferred Income Tax Asset...............................      266,776       148,317        94,516
Other Real Estate Owned.................................      217,792       215,645       112,368
Other Assets............................................      109,126       104,326        87,677
                                                          -----------   -----------   -----------
          Total Assets..................................  $56,788,060   $57,216,794   $50,944,704
                                                          ===========   ===========   ===========
                              LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
  Demand................................................  $ 6,753,757   $ 6,209,342   $ 5,454,135
  Savings and NOW Accounts..............................   13,561,565    14,675,924    11,550,877
  Time Deposits Over $100,000...........................    9,356,984     9,332,372     9,119,204
  Time Deposits -- Other................................   22,606,208    22,310,569    20,591,420
                                                          -----------   -----------   -----------
          Total Deposits................................   52,278,514    52,528,207    46,715,636
  Accrued Interest and Other Liabilities................      638,115       840,517       410,374
                                                          -----------   -----------   -----------
          Total Liabilities.............................   52,916,629    53,368,724    47,126,010
                                                          -----------   -----------   -----------
STOCKHOLDERS' EQUITY
Common Stock -- $12 Par Value, 100,000
Shares Authorized, Issued and Outstanding...............    1,200,000     1,200,000     1,200,000
Capital Surplus.........................................      751,003       671,003       608,003
Accumulated Other Comprehensive Income..................       23,986        16,489       (53,607)
Undivided Profits.......................................    1,896,442     1,960,578     2,064,298
                                                          -----------   -----------   -----------
          Total Stockholders' Equity....................    3,871,431     3,848,070     3,818,694
                                                          -----------   -----------   -----------
          Total Liabilities and Stockholders' Equity....  $56,788,060   $57,216,794   $50,944,704
                                                          ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                           C & L BANK OF BLOUNTSTOWN

                 STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                1998         1997         1996
                                                             ----------   ----------   ----------
INTEREST INCOME
Interest and Fees on Loans.................................  $3,291,646   $3,479,102   $3,231,896
Interest on Investment Securities:
  Taxable..................................................     616,303      617,123      623,597
  Exempt from Federal Income Tax...........................     138,018      132,632      117,672
Interest on Federal Funds Sold.............................     314,524      161,930      126,162
                                                             ----------   ----------   ----------
          Total Interest Income............................   4,360,491    4,390,787    4,099,327
INTEREST EXPENSE ON DEPOSITS...............................   2,339,692    2,261,278    2,107,503
                                                             ----------   ----------   ----------
  Net Interest Income......................................   2,020,799    2,129,509    1,991,824
PROVISION FOR LOAN LOSSES..................................     784,000      723,000      192,000
                                                             ----------   ----------   ----------
  Net Interest Income after Provision for Loan Losses......   1,236,799    1,406,509    1,799,824
                                                             ----------   ----------   ----------
OTHER INCOME
Service Charges............................................     281,595      258,043      250,656
Net Investment Securities Gains/(Losses)...................       6,589         (650)      26,088
Other......................................................      70,780       61,115       48,289
                                                             ----------   ----------   ----------
          Total Other Income...............................     358,964      318,508      325,033
                                                             ----------   ----------   ----------
OTHER EXPENSE
Salaries and Employee Benefits.............................     703,279      812,809      711,756
Occupancy Expense..........................................     304,711      309,667      258,759
Other......................................................     571,573      525,230      457,513
Loss on Foreclosed Real Estate.............................       9,134       53,600           --
                                                             ----------   ----------   ----------
          Total Other Expense..............................   1,588,697    1,701,306    1,428,028
                                                             ----------   ----------   ----------
INCOME BEFORE INCOME TAXES.................................       7,066       23,711      696,829
INCOME TAX (BENEFIT) EXPENSE...............................     (68,798)       4,431      211,070
                                                             ----------   ----------   ----------
NET INCOME.................................................      75,864       19,280      485,759
                                                             ----------   ----------   ----------
OTHER COMPREHENSIVE INCOME, NET OF TAX:
Change in Unrealized Gains (Losses) on Available-for-Sale
  Securities...............................................       7,497       70,096      (53,054)
                                                             ----------   ----------   ----------
COMPREHENSIVE INCOME.......................................  $   83,361   $   89,376   $  432,705
                                                             ==========   ==========   ==========
NET INCOME PER SHARE.......................................  $      .76   $      .19   $     4.86
                                                             ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                           C & L BANK OF BLOUNTSTOWN

                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                   ACCUMULATED
                                                      OTHER
                                                  COMPREHENSIVE     COMMON     CAPITAL    UNDIVIDED
                                                     INCOME         STOCK      SURPLUS     PROFITS
                                                  -------------   ----------   --------   ----------
BALANCE -- DECEMBER 31, 1995....................    $   (553)     $1,200,000   $505,000   $1,741,542
  Net Income....................................          --              --         --      485,759
  Transfers.....................................          --              --    103,003     (103,003)
  Cash Dividends Declared, $.60 per share.......          --              --         --      (60,000)
  Other Comprehensive Income:
     Net Change in Unrealized Gains (Losses) on
       Available-for-Sale Securities............     (53,054)             --         --           --
                                                    --------      ----------   --------   ----------
BALANCE -- DECEMBER 31, 1996....................     (53,607)      1,200,000    608,003    2,064,298
  Net Income....................................          --              --         --       19,280
  Transfers.....................................          --              --     63,000      (63,000)
  Cash Dividends Declared, $.60 per share.......          --              --         --      (60,000)
  Other Comprehensive Income:
     Net Change in Unrealized Gains (Losses) on
       Available-for-Sale Securities............      70,096              --         --           --
                                                    --------      ----------   --------   ----------
BALANCE -- DECEMBER 31, 1997....................      16,489       1,200,000    671,003    1,960,578
  Net Income....................................          --              --         --       75,864
  Transfers.....................................          --              --     80,000      (80,000)
  Cash Dividends Declared, $.60 per share.......          --              --         --      (60,000)
  Other Comprehensive Income:
     Net Change in Unrealized Gains (Losses) on
       Available-for-Sale Securities............       7,497              --         --           --
                                                    --------      ----------   --------   ----------
BALANCE -- DECEMBER 31, 1998....................    $ 23,986      $1,200,000   $751,003   $1,896,442
                                                    ========      ==========   ========   ==========

   The accompanying notes are an integral part of these financial statements.

                           C & L BANK OF BLOUNTSTOWN

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                             1998          1997          1996
                                                          -----------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income..............................................  $    75,864   $    19,280   $   485,759
Adjustments to Reconcile Net Income to Net Cash Provided
  by Operating Activities:
  Depreciation..........................................       92,499        90,920        78,775
  Accretion/Amortization of Discount/Premium on
     Investment Securities..............................        1,625        21,302        42,995
Provision for Losses on Loans and Foreclosed Real
  Estate................................................      784,000       776,600       192,000
Loss on Disposition of Fixed Assets.....................        3,632            --            --
Net Realized (Gains) Losses on Available-for-Sale
  Securities............................................       (6,589)          650       (26,088)
(Increase) Decrease in:
  Accrued Interest Receivable...........................       19,761        83,399      (126,516)
  Deferred Income Tax Asset.............................     (118,459)      (25,684)      (20,248)
  Other Real Estate.....................................       (2,147)     (103,277)     (112,368)
  Other Assets..........................................       (4,800)      (16,649)       (2,652)
Increase (Decrease) in:
  Accrued Interest and Other Liabilities................     (175,117)      430,143       (62,883)
  Deferred Income Tax Liability.........................      (30,070)      (64,877)        4,017
                                                          -----------   -----------   -----------
          Net Cash Provided by Operating Activities.....      640,199     1,211,807       452,791
                                                          -----------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Net Increase in Federal Funds Sold......................   (2,134,000)   (4,615,000)      574,000
Purchases of Investment Securities Available-for-Sale...   (3,984,345)   (2,591,586)   (3,923,658)
Proceeds from Sales/Maturities of Investment Securities
  Available-for-Sale....................................    2,770,617     1,508,264     3,894,495
Purchases of Investment Securities Held to Maturity.....           --      (513,449)     (959,646)
Proceeds from Maturities of Investment Securities Held
  to Maturity...........................................      823,190       738,409     1,931,306
Net Decrease (Increase) in Loans........................    2,523,690    (1,670,131)   (5,170,343)
Purchase of Bank Premises and Equipment.................      (32,704)      (90,804)     (223,717)
Proceeds from Maturities of Interest -- Bearing Deposits
  with Banks............................................       99,000            --            --
                                                          -----------   -----------   -----------
          Net Cash Provided by (Used in) Investing
            Activities..................................       65,448    (7,234,297)   (3,877,563)
                                                          -----------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Net (Decrease) Increase in Demand Deposits, Savings and
  NOW Accounts..........................................     (569,944)    3,880,253     1,482,204
Net Increase in Time Deposits...........................      320,251     1,932,316     2,501,418
Dividends Paid..........................................      (60,000)      (60,000)      (60,000)
                                                          -----------   -----------   -----------
Net Cash (Used in) Provided by Financing Activities.....     (309,693)    5,752,569     3,923,622
                                                          -----------   -----------   -----------
NET INCREASE (DECREASE) IN CASH AND DUE FROM BANKS......      395,954      (269,921)      498,850
CASH AND DUE FROM BANKS AT BEGINNING OF YEAR............    2,620,794     2,890,715     2,391,865
                                                          -----------   -----------   -----------
CASH AND DUE FROM BANKS AT END OF YEAR..................  $ 3,016,748   $ 2,620,794   $ 2,890,715
                                                          ===========   ===========   ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the year for:
     Interest...........................................  $ 2,325,172   $ 2,260,869   $ 1,872,922
                                                          ===========   ===========   ===========
     Income Taxes.......................................  $    65,600   $   142,270   $   376,597
                                                          ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                           C & L BANK OF BLOUNTSTOWN

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1 -- ORGANIZATION

     C & L Bank of Blountstown (the Bank) was incorporated in Florida on June 1, 1987, for the purpose of collecting deposits and making loans. The bank opened for business on August 31, 1987. The bank offers a full range of banking activities, including making loans and offering checking, savings, and time deposit accounts. The following is a description of the Bank's significant accounting and reporting policies.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Investment Securities. The Bank's investments in securities are classified in two categories and accounted for as follows:

     * Securities to be Held to Maturity: Bonds, notes and debentures for which the Bank has a positive intent and ability to hold to maturity are reported at cost, adjusted for amortization of premiums and accretion of discounts which are recognized in interest income using the interest method over the period to maturity.

     * Securities Available-for-Sale: Securities available-for-sale consist of bonds, notes, and debentures not classified as securities to be held to maturity.

     Unrealized holding gains and losses, net of tax, on securities available-for-sale are reported as a net amount in a separate component of stockholders' equity until realized.

     Gains and losses on sale of securities available-for-sale are determined using the specific-identification method.

     Premiums and discounts are recognized in interest income using the interest method over the period to maturity.

     Declines in the fair value of individual held-to-maturity and available-for-sale securities below their cost that are other than temporary result in write-downs of the individual securities to their fair value. The related write-downs are included in earnings as realized losses.

     Loans and Allowance for Loan Losses. Loans are stated at the amount of unpaid principal, reduced by unearned discount and an allowance for loan losses. Unearned discount on installment loans is recognized as income over the terms of the loans by the interest method. Interest on other loans is calculated by using the simple interest method on daily balances of the principal amount outstanding. The allowance for loan losses is established through a provision for loan losses charged to expense. Loans are charged against the allowance for loan losses when management believes that the collectibility of the principal is unlikely. The allowance is an amount that management believes will be adequate to absorb possible losses on existing loans that may become uncollectible, based on evaluations of the collectibility of loans and prior loan loss experience. The evaluations take into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, and current economic conditions that may affect the borrowers' ability to pay. Accrual of interest is generally discontinued when a loan becomes 90 days past due as to either interest or principal. When interest accrual is discontinued, all unpaid accrued interest is reversed. Interest income is subsequently recognized only to the extent cash payments are received.

     Loan Origination Fees and Costs. Loan origination fees and certain direct origination costs are capitalized and recognized as an adjustment of the yield on the related loan.

     Bank Premises and Equipment. Bank premises and equipment are stated at cost less accumulated depreciation. Depreciation expense is computed on the straight-line and declining balance methods over the estimated useful lives of the assets.

                           C & L BANK OF BLOUNTSTOWN

     Maintenance and repairs are charged to expense as incurred. Improvements which materially prolong the useful lives of assets are capitalized. Upon sale or retirement, the cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in operations.

     Income Taxes. Provisions for income taxes are based on taxes payable or refundable for the current year, deferred taxes on temporary differences between the amount of taxable income and pretax financial income, and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

     Net Income Per Share of Common Stock. Net income per share of common stock is computed by dividing net income by the weighted average number of shares of common stock outstanding during the year.

     Other Real Estate. Other real estate, acquired through partial or total satisfaction of loans, is carried at the lower of cost or fair market value. At the date of acquisition, any losses are charged to the allowance for loan losses. If it is later determined that the cost of the property cannot be recovered through sale, additional loss is recognized immediately by a charge to income with a corresponding writedown of the asset. Costs incurred to get property in a condition for sale upon foreclosure are capitalized. Foreclosure costs and subsequent holding costs are expensed as incurred.

     Off-Balance-Sheet Financial Instruments. In the ordinary course of business, the Bank has entered into off-balance-sheet financial instruments consisting of commitments to extend credit and commercial letters of credit. Such financial instruments are recorded in the financial statements when they become payable.

     Cash and Cash Equivalents. For the purpose of presentation in the Statement of Cash Flows, cash and cash equivalents are defined as those amounts included in the balance sheet caption "Cash and Due From Banks".

     Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Advertising. Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 1998, 1997 and 1996 was $31,086, $45,973 and $62,863, respectively.

NOTE 3 -- INVESTMENT SECURITIES

     Par value, carrying value, and market value of investment securities are as follows:

                                                      PAR        CARRYING       MARKET
                                                     VALUE         VALUE         VALUE
                                                  -----------   -----------   -----------
DECEMBER 31, 1998
U. S. Government Agencies.......................  $10,460,402   $10,508,311   $10,456,032
Obligations of State and Political
  Subdivisions..................................    2,805,000     2,811,435     2,866,697
                                                  -----------   -----------   -----------
          Total.................................  $13,265,402   $13,319,746   $13,322,729
                                                  ===========   ===========   ===========

                           C & L BANK OF BLOUNTSTOWN

                                                      PAR        CARRYING       MARKET
                                                     VALUE         VALUE         VALUE
                                                  -----------   -----------   -----------
DECEMBER 31, 1997
U. S. Government Agencies.......................  $ 9,879,316   $ 9,941,738   $ 9,935,254
Obligations of State and Political
  Subdivisions..................................    2,970,000     2,972,224     3,037,735
                                                  -----------   -----------   -----------
          Total.................................  $12,849,316   $12,913,962   $12,972,989
                                                  ===========   ===========   ===========
DECEMBER 31, 1996
U. S. Government Agencies.......................  $ 9,524,922   $ 9,511,807   $ 9,452,211
Obligations of State and Political
  Subdivisions..................................    2,455,000     2,458,887     2,470,374
                                                  -----------   -----------   -----------
          Total.................................  $11,979,922   $11,970,694   $11,922,585
                                                  ===========   ===========   ===========

     Investment securities with a book value of $3,417,168, $2,084,018 and $1,750,985 at December 31, 1998, 1997 and 1996, respectively, were pledged to secure public and trust deposits and for other purposes as required or permitted by law. Market values for these securities were $3,384,476, $2,070,547 and $1,728,877 at December 31, 1998, 1997 and 1996, respectively.

     Realized gains and losses on securities sold during the years ended were as follows:

                                                 SALES         BOOK      REALIZED   REALIZED
                                                 PRICE        VALUE       GAINS     (LOSSES)
                                               ----------   ----------   --------   --------
DECEMBER 31, 1998
U.S. Government Securities...................  $3,439,126   $3,432,537   $ 6,589    $    --
                                               ==========   ==========   =======    =======
DECEMBER 31, 1997
U.S. Government Securities...................  $  669,553   $  670,203   $   577    $(1,227)
                                               ==========   ==========   =======    =======
DECEMBER 31, 1996
U.S. Government Securities...................  $2,613,429   $2,587,341   $29,732    $(3,644)
                                               ==========   ==========   =======    =======

     The scheduled maturities of investment securities were as follows:

                                                                MARKET     AMORTIZED
DECEMBER 31, 1998                                               VALUE         COST
-----------------                                             ----------   ----------
SECURITIES HELD TO MATURITY
Less than one year..........................................  $  236,570   $  234,957
One to five years...........................................   2,816,972    2,751,481
Five to ten years...........................................     601,419      578,051
Over ten years..............................................   1,541,620    1,629,109
                                                              ----------   ----------
          Total.............................................  $5,196,581   $5,193,598
                                                              ==========   ==========
SECURITIES AVAILABLE-FOR-SALE
Less than one year..........................................  $       --   $       --
One to five years...........................................   2,459,912    2,464,060
Five to ten years...........................................   3,892,506    3,884,923
Over ten years..............................................   1,773,730    1,741,861
                                                              ----------   ----------
          Total.............................................  $8,126,148   $8,090,844
                                                              ==========   ==========

                           C & L BANK OF BLOUNTSTOWN

                                                                MARKET     AMORTIZED
DECEMBER 31, 1997                                               VALUE         COST
-----------------                                             ----------   ----------
SECURITIES HELD TO MATURITY
Less than one year..........................................  $  379,100   $  381,423
One to five years...........................................   2,711,637    2,255,058
Five to ten years...........................................     928,256      898,216
Over ten years..............................................   2,064,603    2,489,872
                                                              ----------   ----------
          Total.............................................  $6,083,596   $6,024,569
                                                              ==========   ==========
SECURITIES AVAILABLE-FOR-SALE
Less than one year..........................................  $       --   $       --
One to five years...........................................   1,852,893    1,849,373
Five to ten years...........................................   2,792,426    2,790,141
Over ten years..............................................   2,244,074    2,224,895
                                                              ----------   ----------
          Total.............................................  $6,889,393   $6,864,409
                                                              ==========   ==========

                                                                MARKET     AMORTIZED
DECEMBER 31, 1996                                               VALUE         COST
-----------------                                             ----------   ----------
SECURITIES HELD TO MATURITY
Less than one year..........................................  $   25,359   $   24,866
One to five years...........................................   2,315,500    2,336,085
Five to ten years...........................................   1,138,975    1,128,125
Over ten years..............................................   2,740,320    2,779,187
                                                              ----------   ----------
          Total.............................................  $6,220,154   $6,268,263
                                                              ==========   ==========
SECURITIES AVAILABLE-FOR-SALE
Less than one year..........................................  $  305,220   $  296,709
One to five years...........................................          --           --
Five to ten years...........................................   1,911,040    1,953,956
Over ten years..............................................   3,486,171    3,532,989
                                                              ----------   ----------
          Total.............................................  $5,702,431   $5,783,654
                                                              ==========   ==========

     The carrying amount of investment securities and their approximate fair values are as follows:

                                            MARKET       AMORTIZED    UNREALIZED   UNREALIZED
DECEMBER 31, 1998                            VALUE         COST          GAIN        (LOSS)
-----------------                         -----------   -----------   ----------   ----------
SECURITIES HELD TO MATURITY
U.S. Government Agencies................  $ 2,433,679   $ 2,485,958    $ 43,311    $ (95,590)
Obligations of State and Political
  Subdivisions..........................    2,762,902     2,707,640      55,262           --
                                          -----------   -----------    --------    ---------
          Total.........................    5,196,581     5,193,598      98,573      (95,590)
                                          -----------   -----------    --------    ---------
SECURITIES AVAILABLE-FOR-SALE
U.S. Government Agencies................    8,022,353     7,991,283      60,576      (29,506)
Obligations of State and Political
  Subdivisions..........................      103,795        99,561       4,234           --
                                          -----------   -----------    --------    ---------
          Total.........................    8,126,148     8,090,844      64,810      (29,506)
                                          -----------   -----------    --------    ---------
          Total Securities..............  $13,322,729   $13,284,442    $163,383    $(125,096)
                                          ===========   ===========    ========    =========

                           C & L BANK OF BLOUNTSTOWN

     The carrying amount of investment securities and their approximate fair values are as follows:

                                                    MARKET       AMORTIZED    UNREALIZED   UNREALIZED
DECEMBER 31, 1997                                    VALUE         COST          GAIN        (LOSS)
-----------------                                 -----------   -----------   ----------   ----------
SECURITIES HELD TO MATURITY
U.S. Government Agencies........................  $ 3,148,205   $ 3,151,831    $ 28,121    $ (31,747)
Obligations of State and Political
  Subdivisions..................................    2,935,391     2,872,738      62,653           --
                                                  -----------   -----------    --------    ---------
          Total.................................    6,083,596     6,024,569      90,774      (31,747)
                                                  -----------   -----------    --------    ---------
SECURITIES AVAILABLE-FOR-SALE
U.S. Government Agencies........................    6,787,049     6,764,924      51,919      (29,794)
Obligations of State and Political
  Subdivisions..................................      102,344        99,485       2,859           --
                                                  -----------   -----------    --------    ---------
          Total.................................    6,889,393     6,864,409      54,778      (29,794)
                                                  -----------   -----------    --------    ---------
          Total Securities......................  $12,972,989   $12,888,978    $145,552    $ (61,541)
                                                  ===========   ===========    ========    =========
DECEMBER 31, 1996
SECURITIES HELD TO MATURITY
U.S. Government Agencies........................  $ 3,849,307   $ 3,908,787    $  5,513    $ (64,993)
  Obligations of State and Political
     Subdivisions...............................    2,370,847     2,359,476      18,083       (6,712)
                                                  -----------   -----------    --------    ---------
          Total.................................    6,220,154     6,268,263      23,596      (71,705)
                                                  -----------   -----------    --------    ---------
SECURITIES AVAILABLE-FOR-SALE
U.S. Government Agencies........................    5,602,904     5,684,242      20,712     (102,050)
  Obligations of State and Political
     Subdivisions...............................       99,527        99,412         115           --
                                                  -----------   -----------    --------    ---------
          Total.................................    5,702,431     5,783,654      20,827     (102,050)
                                                  -----------   -----------    --------    ---------
          Total Securities......................  $11,922,585   $12,051,917    $ 44,423    $(173,755)
                                                  ===========   ===========    ========    =========

     Change in net unrealized holding gains (losses) on non-current marketable debt securities included in total stockholders' equity at December 31 were as follows:

                                                           1998       1997       1996
                                                          -------   --------   --------
Balance, Beginning of Year..............................  $24,983   $(81,223)  $   (838)
Balance, End of Year....................................   35,244     24,983    (81,223)
                                                          -------   --------   --------
Current Year Change.....................................   10,261    106,206    (80,385)
Less: Tax Effect........................................   (2,764)   (36,110)    27,331
                                                          -------   --------   --------
Net Change, Current Period..............................  $ 7,497   $ 70,096   $(53,054)
                                                          =======   ========   ========

NOTE 4 -- LOANS

     Loans outstanding, by classification, are summarized as follows at December 31:

                                                     1998          1997          1996
                                                  -----------   -----------   -----------
Commercial......................................  $10,242,213   $11,684,037   $11,446,255
Real Estate.....................................   20,417,265    21,051,086    19,458,980
Installment.....................................    1,173,941     2,189,043     2,886,140
                                                  -----------   -----------   -----------
                                                   31,833,419    34,924,166    33,791,375
Unearned Discount...............................     (113,069)     (237,892)     (372,970)
Unamortized Loan Fees...........................      (63,232)      (49,745)      (59,602)
Allowance for Loan Losses.......................   (1,083,197)     (754,918)     (370,723)
                                                  -----------   -----------   -----------
          Loans, net............................  $30,573,921   $33,881,611   $32,988,080
                                                  ===========   ===========   ===========

                           C & L BANK OF BLOUNTSTOWN

     Loans on which the accrual of interest has been discontinued or reduced amounted to $362,006, $172,401 and $71,139 at December 31, 1998, 1997 and 1996,
respectively. Forfeited interest on these loans totaled $43,956, $32,782 and $7,018 as of December 31, 1998, 1997 and 1996, respectively.

     Changes in the allowance for loan losses were as follows:

                                                           1998        1997       1996
                                                        ----------   --------   --------
Balance, beginning of year............................  $  754,918   $370,723   $230,516
Provision charged to operations.......................     784,000    723,000    192,000
Loans charged off.....................................    (482,208)  (343,941)   (56,292)
Recoveries on loans charged off.......................      26,487      5,136      4,499
                                                        ----------   --------   --------
Balance, end of year..................................  $1,083,197   $754,918   $370,723
                                                        ==========   ========   ========

     The following are maturities of loans receivable as of December 31, 1998:

                  FIXED RATE                                    ADJUSTABLE RATE
----------------------------------------------   ----------------------------------------------
        TERM TO MATURITY           BOOK VALUE            TERM TO MATURITY           BOOK VALUE
        ----------------           -----------           ----------------           -----------
Less Than 1 Year.................  $ 3,817,629   Less Than 1 Year.................  $ 3,739,870
1 Year - 3 Years.................    5,721,422   1 Year - 3 Years.................    2,658,550
3 Years - Five Years.............    2,540,047   3 Years - Five Years.............    1,685,924
Greater Than Five Years..........    1,250,030   Greater Than Five Years..........   10,419,947
                                   -----------                                      -----------
                                   $13,329,128                                      $18,504,291
                                   ===========                                      ===========

     The following are maturities of loans receivable as of December 31, 1997:

                  FIXED RATE                                    ADJUSTABLE RATE
----------------------------------------------   ----------------------------------------------
        TERM TO MATURITY           BOOK VALUE            TERM TO MATURITY           BOOK VALUE
        ----------------           -----------           ----------------           -----------
Less Than 1 Year.................  $ 3,971,346   Less Than 1 Year.................  $17,272,328
1 Year - 3 Years.................    6,662,424   1 Year - 3 Years.................      111,575
3 Years - Five Years.............    5,013,821   3 Years - Five Years.............           --
Greater Than Five Years..........    1,605,035   Greater Than Five Years..........           --
                                   -----------                                      -----------
                                   $17,252,626                                      $17,383,903
                                   ===========                                      ===========

     The following are maturities of loans receivable as of December 31, 1996:

                  FIXED RATE                                    ADJUSTABLE RATE
----------------------------------------------   ----------------------------------------------
        TERM TO MATURITY           BOOK VALUE            TERM TO MATURITY           BOOK VALUE
        ----------------           -----------           ----------------           -----------
Less Than 1 Year.................  $ 5,991,109   Less Than 1 Year.................  $17,237,994
1 Year - 3 Years.................    3,633,484   1 Year - 3 Years.................       77,502
3 Years - Five Years.............    5,327,658   3 Years - Five Years.............           --
Greater Than Five Years..........    1,523,628   Greater Than Five Years..........           --
                                   -----------                                      -----------
                                   $16,475,879                                      $17,315,496
                                   ===========                                      ===========

     The adjustable rate loans have interest rate adjustment limitations and are generally indexed to the New York prime rate.

                           C & L BANK OF BLOUNTSTOWN

NOTE 5 -- BANK PREMISES AND EQUIPMENT -- NET

     A summary of bank premises and equipment at December 31:

                                            ESTIMATED
                                            LIFE YEARS      1998         1997         1996
                                            ----------   ----------   ----------   ----------
Land......................................        --     $  206,663   $  206,663   $  206,663
Building..................................    5 - 40        521,569      521,569      521,569
Furniture, fixtures and equipment.........    5 - 40        659,671      657,126      600,276
Land improvements.........................     5 - 7        101,144      101,144       67,190
                                              ------     ----------   ----------   ----------
                                                          1,489,047    1,486,502    1,395,698
Accumulated depreciation..................                 (690,090)    (624,118)    (533,198)
                                                         ----------   ----------   ----------
  Bank Premises and Equipment -- Net......               $  798,957   $  862,384   $  862,500
                                                         ==========   ==========   ==========

     Depreciation expense amounted to $92,499, $90,920 and $78,775 for the years ended December 31, 1998, 1997 and 1996, respectively.

NOTE 6 -- INCOME TAXES

     Components of income tax expense are as follows:

                                                          1998        1997       1996
                                                        ---------   --------   --------
Current:
  Federal.............................................  $  33,035   $ 53,103   $144,610
  State...............................................      4,544      5,129     10,229
Deferred:
  Federal.............................................   (106,377)   (53,801)    56,231
  State...............................................         --         --         --
                                                        ---------   --------   --------
          Total Income Tax (Benefit) Expense..........  $ (68,798)  $  4,431   $211,070
                                                        =========   ========   ========

     The effective tax rate differs from the expected tax using the statutory rates due to certain permanent differences between book and taxable income. Reconciliation between the expected tax and the actual provision for income taxes follows:

                                                           1998       1997       1996
                                                         --------   --------   --------
Expected tax at statutory rates applied to income
  before taxes.........................................  $  1,060   $  3,557   $236,921
Add (Deduct):
State income taxes, net of federal tax benefit.........       390      1,029     25,113
Effect of interest income exempt from federal income
  taxes................................................   (57,569)   (56,730)   (55,776)
Unallowable interest deduction.........................     9,912      9,720      8,330
Other items -- Net.....................................   (22,591)    46,855     (3,518)
                                                         --------   --------   --------
Income Tax (Benefit) Expense...........................  $(68,798)  $  4,431   $211,070
                                                         ========   ========   ========

                           C & L BANK OF BLOUNTSTOWN

     Deferred Income Taxes included on the balance sheet at December 31, consist of the following:

                                                           1998       1997       1996
                                                         --------   --------   --------
Deferred Tax Assets:
  Allowance for Loan Losses............................  $266,776   $179,444   $ 95,017
  Net Unrealized Loss on AFS Securities................        --         --     27,616
                                                         --------   --------   --------
                                                         $266,776   $179,444   $122,633
                                                         ========   ========   ========
Deferred Tax Liability:
  Accumulated Depreciation.............................  $ 27,392   $ 31,127   $ 28,117
  Net Unrealized Gain of AFS Securities................    11,278      8,494         --
                                                         --------   --------   --------
                                                         $ 38,670   $ 39,621   $ 28,117
                                                         ========   ========   ========

NOTE 7 -- DEPOSITS

     The aggregate amount of certificates of deposit with amounts of $100,000 and above at December 31, 1998 was approximately $9,356,984.

     At December 31, 1998, the scheduled maturities of certificate of deposits are as follows:

1999                                                          $25,108,624
2000                                                            3,863,841
2001                                                              981,999
2002                                                              593,268
2003 and thereafter                                             1,415,460

NOTE 8 -- RELATED PARTIES

     C & L Bank of Blountstown is affiliated with C & L Bank of Bristol by virtue of common Board of Directors. Loan participations are purchased and sold between the two institutions. See Note 9.

     Loans to directors and officers of the Bank amounted to approximately $803,038, $953,230 and $783,585 at December 31, 1998, 1997 and 1996. These loans were made on substantially the same terms, including interest and collateral, as those prevailing at the time for comparable transactions with other customers.

     The aggregate amount of time deposits held by the Bank from directors totaled $161,228, $275,426 and $290,350 at December 31, 1998, 1997 and 1996,
respectively.

NOTE 9 -- PARTICIPATION LOANS

     The Bank has originated certain loans and subsequently sold them to participating financial institutions. At December 31, 1998, 1997 and 1996, respectively, $963,365, $1,407,856 and $439,939 in loans had been participated. Of this amount, $0, $423,687 and $19,605 were sold to C & L Bank of Bristol, an affiliated bank, at December 31, 1998, 1997 and 1996, respectively.

     The Bank has also purchased certain loans from participating financial institutions, totaling $2,958,552, $2,303,004 and $1,708,804 at December 31,
1998, 1997 and 1996, respectively.

NOTE 10 -- PENSION PLAN

     The Bank has a 401K plan covering all full-time employees who have completed six months of service prior to the entry of date of January 1. The employees may contribute up to 10% of their salary. The Bank will match 50% of the employees' contribution and funds this amount monthly. Pension expense was $7,458, $8,636 and $8,081 for the years ended December 31, 1998, 1997 and 1996, respectively.

                           C & L BANK OF BLOUNTSTOWN

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Bank makes various commitments to extend credit which involve elements of credit risk, interest rate risk, and liquidity risk that are not presented in the financial statements. These consist of commitments to extend credit (lines of credit) and commercial letters of credit. Commitments to extend credit amounted to $2,203,845, $2,066,881 and $1,740,553 and commercial letters of credit amounted to $115,247, $120,000 and $184,541 at December 31, 1998, 1997 and 1996, respectively. These commitments and letters of credit are both unsecured and secured by real estate, time deposits, and equipment. These commitments and letters of credit include exposure to some credit loss in the event of nonperformance of the customer. The Bank uses the same credit policies and procedures in making commitments and conditional obligations as it does for extension of credit recorded on the balance sheet. Because many of these instruments have fixed maturity dates, and because many of them expire without being drawn upon, the total commitment amounts do not necessarily represent future cash and liquidity requirements to the Bank. The Bank does not anticipate any material loss as a result of the commitments.

     The Bank is subject to various litigation and claims during the normal course of banking procedures and foreclosures. Management believes that liabilities, if any, arising from such litigation and claims will not be material to the Bank's financial position.

     In order to qualify as a depository for public funds, the Bank entered into an agreement pursuant to the Florida Security for Public Deposits Act. In connection therewith, the Bank agreed to collectively share in any loss to public depositors caused by default or insolvency of other qualified public depositories.

NOTE 12 -- CONCENTRATIONS OF CREDIT RISK

     Substantially all of the Bank's loans and commitments have been granted to customers in the Bank's market area. The majority of the customers are depositors of the Bank, less than 10% are associated with any particular industry. The concentrations of credit by type of loan are set forth in Note 4. The Bank, as a matter of policy and state statute, does not extend credit to any single borrowers or group of related borrowers in excess of $957,895 unless a portion is participated or secured by certificates of deposits. Cash and due from banks includes $1,120,419 in excess of federally insured limits at December 31, 1998.

NOTE 13 -- COMPREHENSIVE INCOME

                                                              BEFORE-TAX   TAX (EXPENSE)   NET-OF-TAX
                                                                AMOUNT      OR BENEFIT       AMOUNT
                                                              ----------   -------------   ----------
Unrealized Gains (Losses) on Securities at December 31,
  1998......................................................   $10,260        $(2,763)       $7,497
                                                               =======        =======        ======

NOTE 14 -- LEASES

     The Bank leases data processing equipment used to process its day to day transactions. The lease contains a purchase option at the end of the lease for fair value of the equipment. Future minimum rental commitments under this lease is as follows:

YEAR ENDED                                                     AMOUNT
----------                                                    --------
1999........................................................  $ 36,041
2000........................................................    36,041
2001........................................................    36,041
2002........................................................    36,041
2003 and thereafter.........................................    12,014
                                                              --------
                                                              $156,178
                                                              ========

                           C & L BANK OF BLOUNTSTOWN

     Rental expense was $52,710, $39,056 and $34,492 for the years ended December 31, 1998, 1997 and 1996, respectively.

NOTE 15 -- REGULATORY MATTERS

     The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory -- and possibly additional discretionary -- actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

     Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 1998, 1997 and 1996, that the Bank meets all capital adequacy requirements to which it is subject.

     As of December 31, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Bank must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the institution's category. The Bank's actual capital amounts and ratios are also presented in the table.

                                                                               TO BE WELL
                                                                           CAPITALIZED UNDER
                                                        FOR CAPITAL        PROMPT CORRECTIVE
                                     ACTUAL          ADEQUACY PURPOSES     ACTION PROVISIONS:
                               ------------------   -------------------   --------------------
                                 AMOUNT     RATIO     AMOUNT     RATIO      AMOUNT      RATIO
                               ----------   -----   ----------   ------   ----------   -------
AS OF DECEMBER 31, 1998
  Total Capital (to Risk
     Weighted Assets)........  $4,245,431   14.5%   $2,336,240    >=8.0%  $2,920,300    >=10.0%
  Tier I Capital (to Risk
     Weighted Assets)........   3,871,431   13.3     1,168,120      4.0    1,752,180       6.0
  Tier I Capital (to Average
     Assets).................   3,871,431    7.0     2,212,960      4.0    2,766,200       5.0
AS OF DECEMBER 31, 1997
  Total Capital (to Risk
     Weighted Assets)........   4,587,000   14.1     2,611,000      8.0    3,263,000      10.0
  Tier I Capital (to Risk
     Weighted Assets)........   3,832,000   11.7     1,305,000      4.0    1,958,000       6.0
  Tier I Capital (to Average
     Assets).................   3,832,000    6.9     1,305,000      4.0    2,787,000       5.0

                           C & L BANK OF BLOUNTSTOWN

                                                                               TO BE WELL
                                                                           CAPITALIZED UNDER
                                                        FOR CAPITAL        PROMPT CORRECTIVE
                                     ACTUAL          ADEQUACY PURPOSES     ACTION PROVISIONS:
                               ------------------   -------------------   --------------------
                                 AMOUNT     RATIO     AMOUNT     RATIO      AMOUNT      RATIO
                               ----------   -----   ----------   ------   ----------   -------
AS OF DECEMBER 31, 1996
  Total Capital (to Risk
     Weighted Assets)........  $4,245,000   13.7%   $2,484,000    >=8.0%  $3,105,000    >=10.0%
  Tier I Capital (to Risk
     Weighted Assets)........   3,907,000   12.6     1,242,000      4.0    1,863,000       6.0
  Tier I Capital (to Average
     Assets).................   3,907,000    7.6     1,546,000      3.0    2,577,000       5.0

NOTE 16 -- YEAR 2000

     The year 2000 issue is the result of shortcomings in many electronic data-processing systems and other equipment that may affect operations in the year 1999 and beyond. C & L Bank of Blountstown has taken steps to ensure that computer systems and other electronic equipment critical to conducting operations are year 2000 compliant. The Bank has formed a task force composed of employees from critical areas who have identified and assessed critical computer and electronic equipment systems. According to the Bank's management, the Bank has completed their testing of critical systems and equipment.

NOTE 17 -- SUBSEQUENT EVENTS

     C & L Bank of Blountstown signed a letter of intent on January 25, 1999 to merge with The Banc Corporation in Birmingham, Alabama. A definitive agreement was signed on February 23, 1999. According to management, this merger should take place close to the end of May, pending State and Federal approval. It is intended that the merger be accounted for as a "pooling of interest," and to qualify as a tax-free reorganization. The agreement will be void if the transaction has not been completed by September 30, 1999.